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                                                                   EXHIBIT 10.11

              FORM OF INDEMNIFICATION AND CONTRIBUTION AGREEMENT


          This Indemnification and Contribution Agreement (the "AGREEMENT") is made this ___ day of February, 1998 by and between the undersigned selling stockholders (the "STOCKHOLDER(S)"), and Miller Exploration Company, a Delaware corporation ("MILLER"), in connection with the transactions contemplated by the underwriting agreement between Miller, the Stockholders, and Bear Stearns & Co. Inc., Raymond James & Associates, Inc. and Stephens Inc., on behalf of themselves and the other several named underwriters, dated February ___, 1998 (the "UNDERWRITING AGREEMENT"). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Underwriting Agreement.

          In consideration of the premises, covenants, and obligations of the parties under the Underwriting Agreement, the parties agree as follows:


     1. INDEMNIFICATION. Miller agrees to indemnify and hold harmless the Stockholders and each other person, if any, who controls any Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (collectively, the "INDEMNITEE(S)") against any and all losses, liabilities, claims, damages, and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which the Indemnitee(s) may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, liabilities, claims, damages, or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any related preliminary prospectus or the Prospectus if used within the time period specified in Section 4(A)(b) of the Underwriting Agreement and as supplemented by any post-effective supplement or as amended by any amendment that has become effective, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that Miller will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage, or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Miller by or on behalf of any Indemnitee expressly for use therein. This indemnity agreement will be in addition to any liability which Miller otherwise may have to the Indemnitee(s) or any other party, including liability under the Underwriting Agreement.
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     2.   NOTICE AND DEFENSE OF CLAIMS.

     (a) Promptly after receipt by the Indemnitee(s) of notice of the commencement of any action, the Indemnitee(s) shall, if a claim in respect thereof is to be made against Miller, notify Miller in writing of the commencement thereof, but the failure to notify Miller shall not relieve Miller from any liability which it may have to the Indemnitee except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise. In case any such action is brought against the Indemnitee(s), Miller will be entitled to participate therein, and to the extent that Miller may elect by written notice delivered to the Indemnitee(s) promptly after receiving the notice from the Indemnitee(s), to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee(s). After notice to the Indemnitee(s) of its election to assume the defense of the action, Miller will not be liable for any legal or other fees and expenses subsequently incurred by the Indemnitee(s). Notwithstanding the foregoing, the Indemnitee(s) shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee(s) unless (i) the employment of such counsel shall have been authorized in writing by Miller in connection with the defense of such action, or (ii) Miller shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, in any of which events such fees and expenses shall be borne by Miller. Miller shall not, without the prior written consent of the Indemnitee(s) (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Agreement (whether or not the Indemnitee(s) are actual or potential parties thereto), unless such settlement, compromise, or consent (i) includes an unconditional release of each Indemnitee from all liability arising out of such litigation, investigation, proceeding, or claim and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any Indemnitee.

     (b) In addition, no such settlement, compromise, or consent by any Indemnitee shall be binding on Miller without Miller's consent (which shall not be unreasonably withheld) for purposes of Miller's indemnity obligations under this Agreement or otherwise. Any consent of any Indemnitee under this paragraph may be given on behalf of all Indemnitee(s).

     (c) Any party granted the right to direct the defense of any action under this Agreement shall (i) keep the other parties fully informed of material developments in the action, (ii) promptly submit to the other parties copies of all pleadings, responsive pleadings, motions, and other similar legal documents and papers received in connection with the action, (iii) permit the other parties and their counsel, to the extent practicable, to confer on the conduct of the defense of the action, and (iv) to the extent practicable, permit the other parties and their counsel an opportunity to review all legal papers to be submitted prior to their submission. The parties shall make available to each other and each other's counsel and accountants all of its or their books and records relating to the action, and each party shall render to the other such assistance as may be reasonably required to insure the proper and adequate defense of the action. The parties shall use their respective good faith efforts to avoid the waiver of any privilege of another

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party. The assumption of the defense of any matter by Miller shall not constitute an admission or responsibility to indemnify or in any manner impair or restrict Miller's rights to later seek to be reimbursed its costs and expenses if indemnification with respect to such matter was not required.

     3. CONTRIBUTION. To provide for contribution under the Act in circumstances in which the indemnification provided for in this Agreement is applicable but for any reason (other than the failure to provide notice to Miller as provided above) held to be unavailable from Miller or is insufficient to hold harmless a party indemnified under this Agreement, Miller shall contribute to the aggregate losses, claims, damages, liabilities, and expenses of the nature contemplated by this Agreement (including any investigation, legal, and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities, and expenses suffered by the Indemnitee(s) any contribution received by the Indemnitee(s) from persons who also may be liable for contribution) as incurred to which one or more Indemnitee(s) may be subject, in such proportions as is appropriate to reflect the relative benefits received by Miller and the Indemnitee(s) from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of Miller and the Indemnitee(s) in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative benefits received by Miller and the Indemnitee(s) shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Miller and the Indemnitee(s) as set forth in the table on the cover page of the Prospectus (and as each such amount may be similarly determined to give effect to the sale of the Additional Shares, if any). The relative fault of Miller and the Indemnitee(s) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Miller and the Indemnitee(s) and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Miller and the Indemnitee(s) agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Indemnitee within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Indemnitee. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in

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respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section or otherwise, except to the extent that the contributing party has been prejudiced in any material respect by such failure or from any liability which it may have otherwise.

     4. GOVERNING LAW. This Agreement shall be construed, interpreted, and the rights of the parties determined in accordance with the laws of the State of Michigan without regard for the conflicts of laws provided thereof.

     5. ENTIRE AGREEMENT; WAIVER. This Agreement and the Underwriting Agreement, together with all exhibits and schedules constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the parties. No supplement, modification, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of this Agreement's provisions shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such wavier constitute a continuing waiver unless otherwise expressly provided.

     6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          The parties hereto have executed this Agreement as of the date and year first written above.


                                      -----------------------------------------
                                      Kelley E. Miller, as trustee of the
                                       Kelley E. Miller Trust


                                      -----------------------------------------
                                      David A. Miller, as trustee of the David
                                       A. Miller Trust


                                      -----------------------------------------
                                      Daniel R. Miller, as trustee of the
                                       Daniel R. Miller Trust


                                      -----------------------------------------
                                      Sue Ellen Bell, as trustee of the Sue
                                       Ellen Bell Trust


                                      -----------------------------------------
                                      C.E. Miller, as trustee of the Kelley
                                       E. Miller Retained Annuity Trust #1, the
                                       David A. Miller Retained Annuity Trust
                                       #1, the Daniel R. Miller Retained Annity
                                       Trust #1, and the Sue Ellen Bell Retained
                                       Annuity Trust #1


                                      MILLER AND MILLER, INC.

                                      By:
                                         ---------------------------------------
                                         Kelley E. Miller
                                         Its President


                                      OAK SHORE INVESTMENTS, INC.

                                      By:
                                         ---------------------------------------
                                         David A. Miller
                                         Its President


                                      DOUBLE DIAMOND ENTERPRISES, INC.

                                      By:
                                         ---------------------------------------
                                         Daniel R. Miller
                                         Its President


                                      FRONTIER INVESTMENTS, INC.

                                      By:
                                         ---------------------------------------
                                         Sue Ellen Bell
                                         Its President

                                                                 "Indemnitee(s)"



                                      MILLER EXPLORATION COMPANY


                                      By:
                                        ---------------------------------------
                                        C.E. Miller
                                        Its Chairman

                                                                        "Miller"

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